UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      NOVEMBER 14, 2007 (NOVEMBER 6, 2007)

                                ZONE 4 PLAY, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                   000-51255                  98-0374121
--------------------------------------------------------------------------------
 (State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)

             103 FOULK ROAD, WILMINGTON, DE                       19803
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        (Address of principal executive offices)                (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On November 6, 2007, Zone 4 Play, Inc. (the "Company") and Two Way Media Limited ("TWM") entered into a joint venture agreement (the "Agreement") to develop both companies' gaming activities. The activities of the joint venture will be conducted through Two Way Gaming Limited ("TWG"), a new entity established by the Company and TWM, and owned by them in equal parts, which will operate from Alderney.

In addition, the Company and TWM entered into a shareholders agreement (the "Shareholders Agreement") dated November 6, 2007, which defines the parties rights and obligations in connection with the establishment, management, financial matters, transfer of shares and other matters related to the conduct and activities of TWG.

In connection with the entry of the Agreement, and as condition precedent to the entry of the Shareholders Agreement, on November 6, 2007, the Company, TWM and Winner.com (UK) Ltd ("Winner") terminated the Interactive Fixed Odds Betting Services Agreement, which was entered among them on February 22, 2005 (the "Old Agreement"). In connection with the termination of the Old Agreement Winner waived any and all rights granted to it under the Old Agreement and in consideration of such waiver the Company granted to Winner an option (the "Option") to purchase from the Company such number of shares of TWG representing 7.5% of the of TWG's total share capital on a fully diluted basis, which on the date of the Agreement equal 750 shares. The Option is evidenced by a grant letter (the "Grant Letter") of even date, and will become exercisable only upon the occurrence of: (i) an initial public offering of TWG, (ii) a merger, acquisition or reorganization of TWG, or (iii) a sale of substantially all of TWG's assets. Winner is owned by our former Chief Executive Officer and current director, Mr. Shimon Citron.

Copies of the Grant Letter, the Shareholders Agreement and the Termination Agreement are attached hereto, and incorporated by reference into this Current Report on Form 8-K as Exhibit, 10.1, 10.2 and 10.3, respectively.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

Exhibit 10.1 Grant Letter dated November 6, 2007 by and between Zone 4 Play, Inc. and Winner.com (UK) Ltd

Exhibit 10.2 Shareholders Agreement dated November 6, 2007 by and between Zone 4 Play, Inc. and Two Way Media Limited

Exhibit 10.3 Termination Agreement dated November 6, 2007 by and among Zone 4 Play, Inc., Winner.com (UK) Ltd and Two Way Media Limited.


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                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                                  ZONE 4 PLAY, INC.
                                                  (REGISTRANT)

                                                  BY: /S/ URI LEVY
                                                  ----------------
Date: November 14, 2007                           URI LEVY
                                                  CHIEF FINANCIAL OFFICER